Exhibit 99.1


CASE NAME:                                            Venus Exploration, Inc

CASE:                                                  02-13109-BP-11

JUDGE:  Bill Parker
                                                      ACCRUAL BASIS
                                                         4/21/03







                         UNITED STATES BANKRUPTCY COURT
                            EASTERN DISTRICT OF TEXAS
                            MONTHLY OPERATING REPORTS
                       MONTH ENDING: March, 2003                        (Note 1)



IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCURAL BASIS-1 THROUGH ACCURAL BASIS-7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.










RESPONSIBLE PARTY:


/s/ EUGENE L. AMES, JR.                                  CEO
------------------                                       ------------
ORIGINAL SIGNATURE OF RESPONSIBLE PARTY                  TITLE


Eugene L. Ames, Jr                                       April 21, 2003
------------------                                       -----------------------
PRINTED NAME OF RESPONSIBLE PARTY                        DATE




PREPARER:


/s/ TERRY F. HARDEMAN                                  Chief Accounting Officer
------------------                                     -------------------------
ORIGINAL SIGNATURE OF PREPARER                           TITLE


Terry F. Hardeman                                      April 21, 2003
------------------                                     ------------------------
PRINTED NAME OF PREPARER                               DATE


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


 CASE NAME:                                            Venus Exploration, Inc                 ACCRUAL BASIS-1

 CASE:                                                 02-13109-BP-11                             4/21/03

 COMPARATIVE BALANCE SHEET
                                                                     SCHEDULE       MONTH        MONTH       MONTH
 ASSETS                                                               AMOUNT     March, 2003

                                  1. UNRESTRICTED CASH (Note 2)                   ($21,140.47)
                                  2. RESTRICTED CASH                            $1,512,474.00
                                  3. TOTAL CASH                                 $1,491,333.53
                                  4. ACCOUNTS RECEIVABLE, NET                     $276,506.72
                                  5. INVENTORY
                                  6. NOTES RECEIVABLE
                                  7. PREPAID EXPENSES                              $97,968.25
                                  8. OTHER (ATTACH LIST)
                                  9. TOTAL CURRENT ASSETS                       $1,865,808.50
                                 10. PROPERTY, PLANT, & EQUIPMENT               $6,176,305.07
                                 11. LESS:  ACCUMULATED DEPRECIATION/DEPLETION ($4,213,857.32)
                                 12. NET PROPERTY, PLANT & EQUIPMENT            $1,962,447.75
                                 13. DUE FROM INSIDERS                              $9,811.76
                                 14. OTHER ASSETS - NET OF AMORTIZATION
                                      (ATTACH LIST)  Schedule 1                    $31,942.57
                                 15. OTHER (ATTACH LIST)
                                 16  TOTAL ASSETS                               $3,870,010.58
 POSTPETITION LIABILITIES
                                 17. ACCOUNTS PAYABLE                              $46,829.74
                                 18. TAXES PAYABLE
                                 19. NOTES PAYABLE
                                 20. PROFESSIONAL FEES
                                 21. SECURED DEBT
                                 22. OTHER (ATTACH LIST)
                                 23. TOTAL POSTPETITION LIABILITIES                $46,829.74


 PREPETITION LIABILITIES
                                 24. SECURED DEBT                               $1,525,916.51
                                 25. PRIORITY DEBT                                      $0.00
                                 26. UNSECURED DEBT                             $6,049,193.17
                                 27. OTHER (ATTACH LIST) Schedule 2                $43,489.13
                                 28. TOTAL PREPETITION LIABILITIES              $7,618,598.81
                                 29. TOTAL LIABILITIES                          $7,665,428.55


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

 EQUITY
                                 30. PREPETITION OWNERS' EQUITY                ($3,752,128.04)
                                 31. POSTPETITION CUMULATIVE PROFIT OR (LOSS)     ($43,289.93)
                                 32. DIRECT CHARGES TO EQUITY
                                     (ATTACHMENT EXPLANATION)
                                 33. TOTAL EQUITY                              ($3,795,417.97)
                                 34. TOTAL LIABILITIES & OWNERS' EQUITY         $3,870,010.58



 CASE NAME:                                            Venus Exploration, Inc                 ACCRUAL BASIS-2

 CASE:                                                 02-13109-BP-11                              4/21/03

 INCOME STATEMENT
                                                                      MONTH         MONTH        MONTH       QUARTER
                                                                   -----------------------------------------------------
 REVENUES                                                          March, 2003                               TOTAL

                                  1. GROSS REVENUES     (Note 3)   $158,388.25
                                  2. LESS: RETURNS & DISCOUNTS
                                  3. NET REVENUE                   $158,388.25
 COSTS OF GOODS SOLD
                                  4. MATERIAL
                                  5. DIRECT LABOR
                                  6. DIRECT OVERHEAD
                                  7. TOTAL COST OF GOODS SOLD            $0.00
                                  8. GROSS PROFIT                  $158,388.25
 OPERATING EXPENSES
                                  9. OFFICER / INSIDER COMPENSATION      $0.00
                                 10. SELLING & MARKETING
                                 11. GENERAL & ADMINISTRATIVE       $55,279.34
                                 12. RENT & LEASE                    $6,446.67
                                 13. OTHER
                                     (ATTACH LIST) Schedule 3      $119,770.39
                                 14. TOTAL OPERATING EXPENSES      $181,496.40
                                 15. INCOME BEFORE NON-OPERATING
                                      INCOME & EXPENSE             ($23,108.15)

 OTHER INCOME & EXPENSE
                                16. NON-OPERATING INCOME
                                     (ATT. LIST) Schedule 4         $17,587.57
                                17. NON-OPERATING EXPENSE (ATT. LIST)
                                18. INTEREST EXPENSE                 $7,887.63
                                19. DEPRECIATION / DEPLETION        $17,047.60
                                20. AMORTIZATION                    $12,707.57
                                21. OTHER (ATTACH LIST)
                                22. NET OTHER INCOME & EXPENSES     $20,055.23

 REORGANIZATION EXPENSES
                                 23. PROFESSIONAL FEES                 $126.55
                                 24. U. S. TRUSTEE FEES
                                 25. OTHER (ATTACH LIST)
                                 26. TOTAL REORGANIZATION EXPENSES     $126.55
                                 27. INCOME TAX
                                 28. NET PROFIT (LOSS)             ($43,289.93)



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

 CASE NAME:                                            Venus Exploration, Inc                 ACCRUAL BASIS-3
 CASE:                                                 02-13109-BP-11                              4/21/03


 CASH RECEIPTS AND                                                    MONTH         MONTH        MONTH       QUARTER
                                                                   -----------------------------------------------------
 DISBURSEMENTS                                                     March, 2003              0                TOTAL
                                  1. CASH - BEGINNING OF MONTH      $71,364.18

 RECEIPTS FROM OPERATIONS
                                  2. CASH SALES                     $61,322.08

 COLLECTIONS OF ACCOUNTS RECEIVABLE

                                  3. PREPETITON                     $15,922.14
                                  4. POSTPETITION
                                  5. TOTAL OPERATING RECEIPTS       $77,244.22

 NON-OPERATING RECEIPTS
                                  6. LOANS & ADVANCES (ATTACH LIST)
                                  7. SALE OF ASSETS
                                  8. OTHER
                                      (ATTACH LIST) Schedule 4      $17,587.57
                                  9. TOTAL NON-OPERATING RECEIPTS   $17,587.57
                                 10. TOTAL RECEIPTS                 $94,831.79
                                 11. TOTAL CASH AVAILABLE          $166,195.97

 OPERATING DISBURSEMENTS
                                 12. NET PAYROLL                     $6,040.99
                                 13. PAYROLL TAXES PAID              $2,444.51
                                 14. SALES, USE & OTHER TAXES PAID
                                 15. SECURED / RENTAL / LEASES
                                 16  UTILITIES
                                 17. INSURANCE
                                 18. INVENTORY PURCHASES
                                 19. VEHICLE EXPENSES
                                 20. TRAVEL
                                 21. ENTERTAINMENT
                                 22. REPAIRS & MAINTENANCE
                                 23. SUPPLIES
                                 24. ADVERTISING
                                 25. OTHER
                                     (ATTACH LIST) Schedule 5      $178,850.94
                                 26. TOTAL OPERATING DISBURSEMENTS $187,336.44

 REORGANIZATION EXPENSES
                                 27. PROFESSIONAL FEES
                                 28. U.S. TRUSTEE FEES
                                 29. OTHER (ATTACH LIST)
                                 30. TOTAL REORGANIZATION EXPENSES
                                 31. TOTAL DISBURSEMENTS           $187,336.44
                                 32. NET CASH FLOW                 ($92,504.65)

                                 33. CASH - END OF MONTH (Note 2)  ($21,140.47)


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


 CASE NAME:                                            Venus Exploration, Inc                 ACCRUAL BASIS - 4

 CASE:                                                 02-13109-BP-11                              4/21/03


                                                                     SCHEDULE       MONTH        MONTH       MONTH
                                                                               ---------------------------------------
 ACCOUNTS RECEIVABLE AGING                                            AMOUNT     March, 2003

                                  1.            0 - 30                ($201.87)
                                  2.           31 - 60             $155,261.05
                                  3.           61 - 90              $10,028.71
                                  4.              91 +             $183,041.54
                                  5. TOTAL ACCOUNTS RECEIVABLE     $348,129.43
                                  6. AMOUNT
                                      CONSIDERED UNCOLLECTABLE      $71,622.71
                                  7. ACCOUNTS RECEIVABLE, NET      $276,506.72



                                                                                        MONTH:      March, 2003
                                                                                              ------------------------
 AGING OF POSTPETITON TAXES AND PAYABLES
 TAXES PAYABLE                                         0 -  30 DAYS 31 -  60    61 - 90 DAYS   91 +  DAYS    TOTAL
                                                                       DAYS
                                  1. FEDERAL                 $0.00       $0.00          $0.00       $0.00       $0.00
                                  2. STATE                   $0.00       $0.00          $0.00       $0.00       $0.00
                                  3. LOCAL                   $0.00       $0.00          $0.00       $0.00       $0.00
                                  4. OTHER (ATTACH LIST)     $0.00       $0.00          $0.00       $0.00       $0.00
                                  5. TOTAL TAXES PAYABLE     $0.00       $0.00          $0.00       $0.00       $0.00

                                  6. ACCOUNTS PAYABLE   $46,829.74

                                                                                        MONTH:      March, 2003
                                                                                              ------------------------
 STATUS OF POSTPETITION TAXES

 FEDERAL                                                            BEGINNING  AMOUNT WITHHELDAMOUNT PAID  ENDING TAX
                                                                       TAX      AND OR ACCRUED               LIABILITY
                                                                     LIABILITY
                                  1. WITHHOLDING**                       $0.00        $923.89     $923.89       $0.00
                                  2. FICA - EMPLOYEE**                   $0.00        $582.23     $582.23       $0.00
                                  3. FICA - EMPLOYER**                   $0.00        $582.25     $582.25       $0.00
                                  4. UNEMPLOYMENT                        $0.00         $11.79      $11.79       $0.00
                                  5. INCOME                              $0.00          $0.00       $0.00       $0.00
                                  6. OTHER (ATTACH LIST)                              $0.00          $0.00       $0.00       $0.00
                                  7. TOTAL FEDERAL TAXES                              $0.00      $2,100.16   $2,100.16       $0.00

 STATE AND LOCAL
                                  8. WITHHOLDING                             0          $0.00       $0.00       $0.00
                                  9. SALES                                   0          $0.00       $0.00       $0.00
                                 10. EXCISE                                  0          $0.00       $0.00       $0.00
                                 11. UNEMPLOYMENT                            0        $344.35     $344.35       $0.00
                                 12. REAL PROPERTY                           0          $0.00       $0.00       $0.00
                                 13. PERSONAL PROPERTY                       0          $0.00       $0.00       $0.00
                                 14. OTHER (ATTACH LIST)                                    0       $0.00       $0.00       $0.00
                                 15. TOTAL STATE & LOCAL                                $0.00     $344.35     $344.35       $0.00
                                 16. TOTAL TAXES                         $0.00      $2,444.51   $2,444.51       $0.00

     * The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, this amount should be zero.

     **   Attach  photocopies  of IRS Form 6123 or your FTD coupon  and  payment
          Schedule 7 receipt to verify payment or deposit.


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


 CASE NAME:                                            Venus Exploration, Inc                 ACCRUAL BASIS - 5

 CASE:                                                 02-13109-BP-11                              4/21/03

 The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc.  Accounts with restricted funds should be identified by placing an asterisk next to the account number.  Attach addition sheets if necessary.





                                                                                        MONTH:      March, 2003
                                                                                              ------------------------
 BANK RECONCILIATIONS                                               Account #1   Account #2    Account #3

 A.                                      BANK                         Frost         Frost        Frost
 B                                       ACCOUNT NUMBER             01 0445703     01 0445606  01 0445681    TOTAL
 C                                       PURPOSE                     Regular       Payroll       Rental
                                          (TYPE):
                                  1. BALANCE PER BANK STATEMENT      37,627.92      19,885.40      (48.00) $57,465.32
                                  2. ADD: TOTAL DEPOSITS NOT CREDITED
                                  3. SUBTRACT: OUTSTANDING CHECKS   (23,975.56)                (61,690.00)($85,665.56)
                                  4. OTHER RECONCILING ITEMS           (287.55)     $48.00    ($239.55)
                                  5. MONTH END BALANCE PER ITEMS    $13,652.36     $19,597.85 ($61,690.00)($28,439.79)
                                  6. NUMBER OF LAST CHECK WRITTEN         7700            103        1002

                                                                                              (Note 2)


 INVESTMENT ACCOUNTS                                                Account #1   Account #2    Account #3

 BANK , ACCOUNT NAME & NUMBER                                        DATE OF      TYPE OF      PURCHASE   CURRENT VALUE
                                                                     PURCHASE     INSTRUMENT      PRICE
                                  7. ACCOUNT NUMBER
                                  8. PURPOSE (TYPE):
                                  9. BALANCE PER BANK STATEMENT
                                 10. ADD: TOTAL DEPOSITS NOT CREDITED
                                 11. TOTAL INVESTMENTS  Schedule 6                                          $6,999.32


 CASH
                                 12. CURRENCY ON HAND                                                         $300.00

                                 13. TOTAL CASH - END OF MONTH                                            ($21,140.47)


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



 CASE  NAME:                                           Venus Exploration, Inc                 ACCRUAL BASIS-6

 CASE  NUMBER:                                         02-13109-BP-11                              4/21/03

                                                                                        MONTH:      March, 2003

 PAYMENTS  TO  INSIDERS  AND  PROFESSIONALS

OF THE TOTAL  DISBURSEMENTS  SHOWN FOR THE MONTH,  LIST THE AMOUNT  PAID TO
INSIDERS  (AS DEFINED IN SECTION 101 (31) (A)-(F) OF THE U.S.  BANKRUPTCY  CODE)
AND TO  PROFESSIONALS.  ALSO,  FOR  PAYMENTS TO  INSIDERS,  IDENTIFY THE TYPE OF
COMPENSATION  PAID  (e.g.  SALARY,  BONUS,   COMMISSIONS,   INSURANCE,   HOUSING
ALLOWANCE, TRAVEL, CAR ALLOWANCE, ETC.). ATTACH ADDITIONAL SHEETS IF NECESSARY.




 INSIDERS
                                                                TYPE  OF          AMOUNT         TOTAL PAID
                                          NAME                  PAYMENT           PAID           TO DATE
                                          ----                  --------          ------         ----------
                                  1. Ames Energy Company      Consulting Fee      $3,638         $3,638
                                  2. John Y Ames              Consulting  Fee     $9,618         $9,618
                                  3. Terry Hardeman           Consulting  Fee     $5,910         $5,910
                                  4.
                                  5.
                                  6. TOTAL  PAYMENTS
                                      TO  INSIDERS                               $19,166        $19,166


 PROFESSIONALS
                                                       DATE OF COURT
                                                       ORDER                                                TOTAL
                                                       AUTHORIZING     AMOUNT       AMOUNT    TOTAL PAID    INCURRED
                                     NAME              PAYMENT         APPROVED     PAID      TO DATE       & UNPAID *
                                  1.
                                  2.
                                  3.
                                  4.
                                  5.
                                  6. TOTAL  PAYMENTS
                                     TO  PROFESSIONALS

 *  INCLUDE  ALL  FEES  INCURRED,  BOTH  APPROVED  AND  UNAPPROVED


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

 POSTPETITION  STATUS  OF  SECURED  NOTES,  LEASES  PAYABLE  AND  ADEQUATE
 PROTECTION  PAYMENTS

                                                                      SCHEDULED     AMOUNTS
                                                                      MONTHLY       PAID           TOTAL
                                                                      PAYMENTS      DURING         UNPAID
                                    NAME OF CREDITOR                  DUE           MONTH          POSTPETITION
                                  1. Frost Bank                         $7,552         $7,552          $0
                                  2. North Frost Center                 $6,697         $6,697          $0
                                  3. Alamo Leasing                      $4,086         $4,086          $0
                                  4. Manifest Funding                   $1,596         $3,192          $0
                                  5. GE Capital                           $305           $305          $0
                                  6. TOTAL                             $20,236        $21,832          $0



 CASE  NAME:                                           Venus Exploration, Inc                 ACCRUAL  BASIS-7

 CASE  NUMBER:                                         02-13109-BP-11                              4/21/03

                                                                                              MONTH:      March, 2003
                                                                                                          --------------

 QUESTIONNAIRE

                                                                                                          YES         NO
                                  1. HAVE  ANY  ASSETS  BEEN  SOLD  OR  TRANSFERRED  OUTSIDE
                                     THE  NORMAL  COURSE  OF  BUSINESS  THIS  REPORTING  PERIOD?                      X

                                  2. HAVE  ANY  FUNDS  BEEN  DISBURSED  FROM  ANY  ACCOUNT
                                     OTHER  THAN  A  DEBTOR  IN  POSSESSION  ACCOUNT? Schedule 8           X


                                  3. ARE ANY POSTPETITION  RECEIVABLES (ACCOUNTS, NOTES, OR
                                     LOANS) DUE  FROM RELATED  PARTIES?                                               X


                                  4. HAVE  ANY  PAYMENTS  BEEN  MADE  ON  PREPETITION  LIABILITIES
                                     THIS REPORTING PERIOD?                                                           X


                                  5. HAVE  ANY  POSTPETITION  LOANS  BEEN  RECEIVED BY THE
                                     DEBTOR FROM ANY PARTY?                                                           X


                                  6. ARE  ANY  POSTPETITION  PAYROLL  TAXES  PAST  DUE?                               X

                                  7. ARE  ANY  POSTPETITION  STATE  OR  FEDERAL  INCOME  TAXES
                                     PAST  DUE?                                                                       X

                                  8. ARE  ANY  POSTPETITION  REAL  ESTATE  TAXES  PAST  DUE?                          X

                                  9. ARE  ANY OTHER POSTPETITION  TAXES  PAST  DUE?                                   X

                                 10. ARE  ANY  AMOUNTS  OWED  TO  POSTPETITION  CREDITORS
                                     DELINQUENT?                                                                      X

                                 11. HAVE  ANY  PREPETITION  TAXES  BEEN  PAID  DURING  THE
                                     REPORTING PERIOD?                                                                X
                                 12. ARE ANY WAGE PAYMENTS PAST  DUE?                                                 X

 IF  THE  ANSWER  TO  ANY  OF  THE  ABOVE  QUESTIONS  IS  "YES,"  PROVIDE  A  DETAILED
 EXPLANATION  OF  EACH  ITEM.  ATTACH  ADDITIONAL  SHEETS  IF  NECESSARY.


 INSURANCE

                                                                                                          YES         NO

                                  1. ARE  WORKER'S COMPENSATION, GENERAL LIABILITY AND OTHER
                                     NECESSARY INSURANCE COVERAGES IN EFFECT?                             X

                                  2.  ARE ALL PREMIUM PAYMENTS PAID CURRENT?                              X
                                  3.  PLEASE ITEMIZE POLICIES BELOW.


IF THE  ANSWER TO ANY OF THE ABOVE  QUESTIONS  IS "NO," OR IF ANY  POLICIES
HAVE BEEN  CANCELLED OR NOT RENEWED  DURING THIS  REPORTING  PERIOD,  PROVIDE AN
EXPLANATION BELOW. ATTACH ADDITIONAL SHEETS IF NECESSARY.


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



                                                     INSTALLMENT  PAYMENTS
                                                     ---------------------
          TYPE  OF                                                                                   PAYMENT AMT
          POLICY                              CARRIER                    PERIOD COVERED              & FREQUENCY
     Crime Policy                        Hartford Causality               7/1/00 - 6/30/03           Paid Up
     Directors and Officers Liability    XL Specialty Insurance Co        5/21/02 - 5/21/03          Paid Up
     Commercial Fire                     Central Insurance Co            10/1/02 - 9/30/03           Paid Up
     Control of Well                     St Paul Surplus Line Ins Co      8/1/02 - 7/31/03           5064.84  / Month
     Umbrella                            St Paul Surplus Line Ins Co      8/1/02 - 7/31/03           Incld in above
     Workman Compensation                Texas Mutual                    6/10/02 - 5/31/03           Paid Up
     Auto                                Central Mutual Insurance Co     10/1/02 - 9/30/03           621.73 / Month



 Note 1

An involuntary petition of bankruptcy was filed against Venus Exploration, Inc on October 9, 2002 and Venus' response to such petition was filed October 31, 2002. Venus subsequently filed a "Notice of Consent to Entry of Order of Relief" on February 26, 2003. On February 27, 2003 the Court entered an order for relief under Chapter 11 of the Bankruptcy Code. This initial report covers the period of February 28, 2003 through March 31, 2003.

 Note 2

Unrestricted cash shows a negative balance because of the following. On Friday, March 28, we were required to pay delay rentals totaling $61,690. Our working interest partner was liable for 75% of this amount. At the time we made the rental payments, our partner agreed to wire his share of the payment. This wire was received by our bank on Tuesday, April 1; therefore, on March 31, our ledger balance showed an overdraft. We were aware of the situation and it was being carefully monitored to avoid. an overdraft at the bank.

 Note 3

Venus maintains it books and accounting records on the accrual method of accounting, and accordingly recognizes income in the month oil and gas is produced. The income is not reported to Venus and payment is not for two months after production. As of the date of this report, the production for March was not known. We, therefore, accrued an estimated amount of income based on historical production. Also, all expense amounts for well operations were not available at the time of this report and certain estimates were made.

Schedule 1
-----------
                                     Deferred Loan Costs             151,857.65
                                     Amortization of Loan Costs     (126,460.08)
                                     Utility Deposit                   6,545.00
                                                                   ------------
                                                                      31,942.57
                                                                   ------------

Schedule 2
----------
                                     Rent Deposit                     20,477.92
                                     Deferred Federal Income Tax       1,475.00
                                     Obligations Under Capital Lease  21,536.21
                                                                   ------------
                                                                      43,489.13
                                                                   ------------

Schedule 3
----------
                                     Production Taxes                  9,703.23
                                     Lease Operating Expense          73,889.95
                                     Geological and Geophysical       34,725.44
                                     Abandonment Costs                 1,451.77
                                                                   ------------
                                                                     119,770.39
                                                                   ------------

Schedule 4
----------
                                     Income Recognized From Closing
                                         Bank Accounts                17,587.57
                                                                   ------------

Schedule 5
----------

As stated in Note 3, Venus maintains its books and records on the accrual method of accounting. As such, each expense is charged to its proper account as it is incurred, and payment is made when such payment is due. The amount shown on Line 25 is the total amount paid during March, except payroll and taxes which are shown on Lines 12 and 13.

Schedule 6
----------

The bank account reconciliations shown are the Debtor in Possession accounts. Venus is in the process of closing its old bank accounts. The amount shown, $6,999.32, is the balance of the old accounts.

Schedule 7
----------

Payroll taxes are paid by payroll preparation company, ADP.

Schedule 8
----------

On March 4, 2003, a cashier check was purchased from Frost Bank, payable to Lehnertz-Faulkner, Inc for payment of an extension of a farmout agreement for the Smith Chapel prospect. The amount was $8,832.38.